Exhibit 99.1
THE LOVESAC COMPANY DETAILS STRATEGIC FRAMEWORK AND MULTI-YEAR FINANCIAL ALGORITHM AT INVESTOR DAY

STAMFORD, Conn., December 17, 2024 (GLOBE NEWSWIRE) -- The Lovesac Company (Nasdaq: LOVE) (“Lovesac” or the “Company”), the home furnishing brand best known for its Sactionals, The World's Most Adaptable Couch, will host an Investor Day today, December 17, 2024, at 10:00 am ET. Interested parties may access the webcast of the event, related published materials and a replay of the event by accessing Lovesac’s IR website at https://investor.lovesac.com/.

The event will feature presentations by members of Lovesac’s leadership team, followed by a live question-and-answer session.

Chief Executive Officer, Shawn Nelson, President and Chief Operating Officer, Mary Fox, Executive Vice President and Chief Financial Officer, Keith Siegner, and other members of the senior leadership team will provide an in-depth review of the company's strategic framework, new products, growth initiatives, commitment to operational excellence, and financial ambitions.

In connection with the event, the Company has introduced a multi-year financial algorithm. The Company estimates a normalized year to achieve the following:

•Annual Net Sales Growth of +10% to +15%;
•Gross Margin Rate of 59% to 60%;
•Advertising & Marketing of ~12.5% of Net Sales;
•Annual Adjusted EBITDA Margin Rate Expansion of 50 basis points to 100 basis points; and
•Annual EPS Growth of at least 25%.

Specifically for Fiscal 2026, the Company provided the following preliminary expectations:

•Annual Net Sales Growth of +7% to +12%;
•Gross Margin Rate of ~59%;
•Advertising & Marketing of ~12.5% of Net Sales;
•Annual Adjusted EBITDA Margin Rate Expansion of 100 basis points to 150 basis points; and
•Annual EPS Growth of at least 100%.

The above financial targets assume annual industry outperformance of +10% to +15% and a tax rate of ~26.5%, and does not consider any potential impact from any new tariffs.

About The Lovesac Company:

Based in Stamford, Connecticut, The Lovesac Company is a technology driven company that designs, manufactures and sells unique, high quality furniture derived through its proprietary Designed For Life approach which results in products that are built to last a lifetime and designed to evolve as our customers’ lives do. Our current product offering is comprised of modular couches called Sactionals, premium foam beanbag chairs called Sacs, and their associated home decor accessories. Innovation is at the center of our design philosophy with all of our core products protected by a robust portfolio of utility patents. We market and sell our products primarily online directly at www.lovesac.com, supported by direct-to-consumer touch-feel points in the form of our own showrooms as well as through shop-in-shops and pop-up-shops with third party retailers. LOVESAC, SACTIONALS, DESIGNED FOR LIFE, and THE WORLD'S MOST

Exhibit 99.1
ADAPTABLE COUCH are trademarks of The Lovesac Company and are Registered in the U.S. Patent and Trademark Office.

Non-GAAP Information:

Adjusted EBITDA is defined as a non-GAAP financial measure by the Securities and Exchange Commission (the “SEC”) that is a supplemental measure of financial performance not required by, or presented in accordance with, GAAP. We define “Adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing operating performance. These items include management fees, equity-based compensation expense, write-offs of property and equipment, deferred rent, financing expenses and certain other charges and gains that we do not believe reflect our underlying business performance. We have reconciled this non-GAAP financial measure with the most directly comparable GAAP financial measure within the schedules attached hereto. Statements regarding our expectations as to fiscal 2025 Adjusted EBITDA do not include certain charges and costs. These items include equity-based compensation expense and certain other charges and gains that we do not believe reflect our underlying business performance. We are not able to provide a reconciliation of our non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs. This is due to the inherent difficulty of forecasting the timing of certain events that have not yet occurred and are out of the Company’s control.

We believe that these non-GAAP financial measures not only provide its management with comparable financial data for internal financial analysis but also provide meaningful supplemental information to investors. Specifically, these non-GAAP financial measures allow investors to better understand the performance of our business, facilitate a more meaningful comparison of our actual results on a period-over-period basis and provide for a more complete understanding of factors and trends affecting our business. We have provided this information as a means to evaluate the results of our ongoing operations alongside GAAP measures such as gross profit, operating income (loss) and net income (loss). Other companies in our industry may calculate these items differently than we do. These non-GAAP measures should not be considered as a substitute for the most directly comparable financial measures prepared in accordance with GAAP, such as net income (loss) or net income (loss) per share as a measure of financial performance, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other legal authority. Forward-looking statements can be identified by words such as “may,” “continue(s),” “believe,” “anticipate,” “could,” “should,” “intend,” “plan,” “will,” “aim(s),” “can,” “would,” “expect(s),” “expectation(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “approximately,” “potential,” “goal,” “pro forma,” “strategy,” “outlook” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. All statements, other than statements of historical facts, included in this press release under the heading “Outlook” and all statements regarding strategy, future operations and launch of new products, the pace and success of new products, future financial position or projections or algorithms, future revenue, projected expenses, sustainability goals, prospects, plans and objectives of management are forward-looking statements. These statements are based on management’s current expectations, beliefs and assumptions concerning the future of our business, anticipated events and trends, the economy and other future conditions. We may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not rely on these forward-looking statements. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Among the key factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: business disruptions or other consequences of economic instability, political instability, civil unrest, armed hostilities, natural and man-made disasters,

Exhibit 99.1
pandemics or other public health crises, or other catastrophic events; the impact of changes or declines in consumer spending and increases in interest rates and inflation on our business, sales, results of operations and financial condition; our ability to manage and sustain our growth and profitability effectively, including in our ecommerce business, forecast our operating results, and manage inventory levels; active, pending or threatened litigation, our ability to improve our products and develop and launch new products; our ability to successfully open and operate new showrooms; our ability to advance, implement or achieve the goals set forth in our ESG Report; our ability to realize the expected benefits of investments in our supply chain and infrastructure; disruption in our supply chain and dependence on foreign manufacturing and imports for our products; execution of our share purchase program and its expected benefits for enhancing long-term shareholder value; our ability to acquire new customers and engage existing customers; reputational risk associated with increased use of social media; our ability to attract, develop and retain highly skilled associates and employees; system interruption or failures in our technology infrastructure needed to service our customers, process transactions and fulfill orders; any inability to implement and maintain effective internal control over financial reporting or inability to remediate any internal controls deemed ineffective; the impact of the restatement of our previously issued audited financial statements as of and for the year ended January 29, 2023 and our unaudited condensed financial statements for the quarterly periods ended April 30, 2023, October 30, 2022, July 31, 2022 and May 1, 2022, and the related litigation and investigation related to such restatements; unauthorized disclosure of sensitive or confidential information through breach of our computer system; the ability of third-party providers to continue uninterrupted service; the impact of tariffs, and the countermeasures and tariff mitigation initiatives; the regulatory environment in which we operate, our ability to maintain, grow and enforce our brand and intellectual property rights and avoid infringement or violation of the intellectual property rights of others; and our ability to compete and succeed in a highly competitive and evolving industry, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and in our Form 10-Qs filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at investor.lovesac.com and on the SEC website at www.sec.gov. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

Investor Relations Contact:
Caitlin Churchill, ICR
(203) 682-8200
InvestorRelations@lovesac.com